UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________
Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 1, 2020
__________________________________________
Cimpress plc
(Exact Name of Registrant as Specified in Its Charter)
__________________________________________

Ireland	000-51539	98-0417483
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Building D,	Xerox Technology Park
A91 H9N9
Dundalk, Co. Louth
Ireland
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: +353 42 938 8500

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company, as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Ordinary Shares, nominal value per share of €0.01	CMPR	NASDAQ	Global Select Market

Item 1.01.    Entry into a Material Definitive Agreement

Amendment to Credit Agreement

Cimpress plc (the "Company") previously announced that it had signed Amendment No. 4 dated as of April 28, 2020 among the Company and four of its subsidiaries, Vistaprint Limited, Cimpress Schweiz GmbH, Vistaprint B.V., and Cimpress USA Incorporated, as borrowers (collectively, the “Borrowers”); the lenders named therein as lenders (the “Lenders”); and JPMorgan Chase Bank N.A., as administrative agent for the Lenders (the “Administrative Agent”) (the “Amendment”), which amends the senior secured Credit Agreement dated as of October 21, 2011, as amended and restated as of February 8, 2013, as further amended and restated as of July 13, 2017 and as previously amended among the Borrowers, the lenders named therein as lenders, and the Administrative Agent (the “Credit Agreement”).

The effectiveness of the Amendment was subject to satisfaction of the conditions set forth in the Amendment, and those conditions were satisfied, and the Amendment became effective, on May 1, 2020.

The material terms and conditions of the Amendment are described in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on April 30, 2020 (the "Signing 8-K"), which description is qualified in its entirety by reference to the terms of the Amendment attached as Exhibit 10.1 to the Signing 8-K, and the Signing 8-K description and such exhibit are incorporated herein by reference.

12.0% Senior Secured Second Lien Notes and Warrants

On May 1, 2020, pursuant to the previously announced note and warrant purchase agreement dated as of April 28, 2020 (the “Purchase Agreement”) between the Company and certain of its subsidiaries and AP Print, Ltd., an affiliate of Apollo Global Management, Inc. (the “Apollo Purchaser”), the Company issued (1) $300,000,000 in aggregate principal amount of its 12.0% senior secured second lien notes (the “Notes”) and (2) warrants to acquire 1,055,377 ordinary shares of the Company, nominal value €0.01 per share (the “Warrants” and, together with the Notes, the “Securities”), to the Apollo Purchaser and certain of its affiliates for an aggregate purchase price of $294 million.

The Company used the proceeds from the sale of the Securities to repay a portion of the term loans outstanding under the Credit Agreement and to pay fees and expenses in connection with the foregoing.

Indenture and Collateral Related Arrangements

The Notes were issued pursuant to a senior secured notes indenture, dated as of May 1, 2020 (the "Indenture"), among the Company; certain of its subsidiaries, as guarantors; and U.S. Bank National Association, as trustee and collateral agent (in such capacity, the "Collateral Agent").

In connection with the issuance of the Notes and in accordance with the terms of the Indenture, certain of the Company’s subsidiaries incorporated in the United States and the Collateral Agent entered into a pledge and security agreement, dated as of May 1, 2020 (the "Security Agreement"). The obligations under the Notes and the Indenture will be secured by a second-priority lien on all of the Company’s and the guarantors’ assets that constitute collateral under the terms of the Indenture and in accordance with the Collateral Documents (as defined in the indenture). In addition, the Company, certain of its subsidiaries party thereto, the Administrative Agent and the Collateral Agent entered into an intercreditor agreement, dated as of May 1, 2020 (the "Intercreditor Agreement"),which governs the relative rights among the holders of the obligations secured under the Credit Agreement on a first-priority basis on the one hand and the holders of the obligations under the Indenture on a second-priority basis on the other hand.

Warrants

Pursuant to the Purchase Agreement, the Company issued the Warrants to acquire 1,055,377 ordinary shares of the Company to the Apollo Purchaser. The Warrants will be exercisable at any time and from time to time until on or prior to the close of business on May 1, 2027. The Warrants have an exercise price of $60.00 per share. The exercise price and the number of ordinary shares issuable upon exercise of the Warrants are subject to certain anti-dilution adjustments for stock splits, reclassifications, combinations and dividends or distributions made by the

Company as well as in respect of certain issuances of equity securities that are made at below a specified percentage of market value, as set forth in the Warrants. The holders of the Warrants cannot exercise the Warrants if and to the extent, as a result of such exercise, either (i) such holder’s (together with its affiliates) aggregate voting power or beneficial ownership would exceed 19.9% or (ii) such holder’s (together with any persons acting in concert for purposes of Irish Takeover Panel Act of 1997) aggregate voting power exceeds 29.99%, and the holders will not have the right to acquire, and the Company will not be required to issue, ordinary shares to holders of any Warrants in excess of 19.9% of the number of ordinary shares outstanding as of the close of business on the business day prior to May 1, 2020, subject to certain exceptions in connection with public sales or the consummation of a specified liquidity event, in each case as set forth in the Warrants.

Certain terms and conditions of the Purchase Agreement, the Securities, the Indenture, and certain agreements and instruments contemplated thereby are described in Item 1.01 of the Signing 8-K, which description is incorporated herein by reference. Such description is qualified in its entirety by reference to the terms of the Purchase Agreement attached as Exhibit 10.2 to the Signing 8-K. The descriptions contained herein of the Indenture, the Notes, the Security Agreement, the Intercreditor Agreement and the Warrants are qualified in their entirety by reference to the terms of such documents, which are attached as exhibits hereto and are incorporated herein by reference.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02.    Unregistered Sales of Equity Securities

On May 1, 2020, the Company sold the Securities in a private placement in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended, provided by Section 4(a)(2) of such Act. The Company relied on this exemption from registration based in part on representations made by the Apollo Purchaser in the Purchase Agreement.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(d)    Exhibits

Exhibit
No.	Description
4.1	Senior Secured Notes Indenture (including form of Notes), dated as of May 1, 2020, among Cimpress plc, the guarantors party thereto, and U.S. Bank National Association, as trustee and collateral agent
4.2	Form of Warrant
10.1	Pledge and Security Agreement, dated as of May 1, 2020, among the guarantors party thereto and U.S. Bank National Association, as collateral agent
10.2
Intercreditor Agreement, dated as of May 1, 2020, among JPMorgan Chase Bank, N.A., as first lien collateral agent; U.S. Bank National Association, as second lien notes agent; Cimpress plc; and the guarantors party thereto

104	Cover Page Interactive Data File, formatted in iXBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 4, 2020	Cimpress plc

By:	/s/ Sean E. Quinn
Sean E. Quinn
Executive Vice President and Chief Financial Officer